Washington Federal, Inc.
Fact Sheet
December 31, 2017
($ in Thousands)

					Exhibit 99.2

	As of 06/17		As of 09/17		As of 12/17
Loan Loss Reserve - Total	$128,779		$130,823		$133,905
General and Specific Allowance	122,229		123,073		127,155
Commitments Reserve	6,550		7,750		6,750
Allowance and Reserve as a % of Gross Loans	1.08%		1.07%		1.08%

	06/17 QTR	06/17 YTD	09/17 QTR	09/17 YTD	12/17 QTR	12/17 YTD
Loan Originations - Total	$1,030,996	$3,216,125	$1,022,853	$4,238,978	$953,552	$953,552
Single-Family Residential	181,721	567,509	189,607	757,116	158,086	158,086
Construction	268,027	774,048	307,416	1,081,464	279,833	279,833
Construction - Custom	129,077	372,678	157,757	530,435	99,720	99,720
Land - Acquisition & Development	21,559	48,124	31,752	79,876	24,449	24,449
Land - Consumer Lot Loans	10,200	27,423	11,728	39,151	9,279	9,279
Multi-Family	43,716	248,954	50,405	299,359	87,586	87,586
Commercial Real Estate	97,962	340,009	103,678	443,687	64,149	64,149
Commercial & Industrial	258,310	779,910	151,930	931,840	212,064	212,064
HELOC	19,310	54,922	17,991	72,913	17,651	17,651
Consumer	1,114	2,548	589	3,137	735	735

Purchased Loans (including acquisitions)	$—	$72,856	$—	$72,856	$143,605	$143,605

Net Loan Fee and Discount Accretion	$2,348	$14,874	$4,181	$19,055	$3,509	$3,509

Repayments
Loans	$793,432	$2,400,232	$699,619	$3,099,851	$859,583	$859,583
MBS	151,218	426,287	96,156	522,443	92,808	92,808

MBS Premium Amortization	$2,620	$10,651	$2,929	$13,580	$2,206	$2,206

Efficiency
Operating Expenses/Average Assets	1.52%	1.51%	1.66%	1.55%	1.62%	1.62%
Efficiency Ratio (%) (a)	46.57%	47.51%	48.68%	47.82%	47.25%	47.25%
Amortization of Intangibles	$375	$1,294	$2,053	$3,347	$705	$705
(a) Efficiency ratio for the quarter ended December 31, 2017 excludes the impact of $8.6 million reduction to noninterest income related to FDIC loss share valuation adjustments.

EOP Numbers
Shares Issued and Outstanding	88,750,133		87,193,362		86,363,099

Share repurchase information
Remaining shares authorized for repurchase (b)	3,468,854		1,900,955		753,585
Shares repurchased	811,034	1,569,279	1,567,899	3,137,178	1,147,370	1,147,370
Average share repurchase price	$32.14	$29.61	$33.10	$31.36	$33.98	$33.98
(b) Remaining shares authorized for repurchase reflects a reduction related to TARP warrants repurchased for cash to date.

Washington Federal, Inc.
Fact Sheet
December 31, 2017
($ in Thousands)

Tangible Common Book Value	As of 06/17		As of 09/17		As of 12/17
$ Amount	$1,725,491		$1,707,006		$1,699,040
Per Share	19.44		19.58		19.67

# of Employees	1,815		1,818		1,829
Investments
Available-for-sale:
Agency MBS	$809,702		$842,688		$839,855
Other	460,712		423,521		406,000
	$1,270,414		$1,266,209		$1,245,855
Held-to-maturity:
Agency MBS	$1,651,528		$1,646,856		$1,765,886
	$1,651,528		$1,646,856		$1,765,886

	As of 06/17		As of 09/17		As of 12/17
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,687,850	47.9%	$5,711,004	46.8%	$5,693,318	45.7%
Construction	1,436,874	12.1	1,597,996	13.1	1,710,418	13.7
Construction - Custom	561,260	4.7	602,631	4.9	583,580	4.7
Land - Acquisition & Development	119,524	1.0	124,308	1.0	136,938	1.1
Land - Consumer Lot Loans	101,626	0.9	104,405	0.9	105,086	0.8
Multi-Family	1,263,187	10.6	1,303,148	10.7	1,312,695	10.5
Commercial Real Estate	1,346,006	11.3	1,434,610	11.8	1,436,508	11.5
Commercial & Industrial	1,116,860	9.4	1,093,360	9.0	1,120,707	9.0
HELOC	148,584	1.3	144,850	1.2	136,995	1.1
Consumer	95,775	0.8	85,075	0.7	219,971	1.8
	11,877,546	100%	12,201,387	100%	12,456,216	100%
Less:
ALL	122,229		123,073		127,155
Loans in Process	1,054,513		1,149,934		1,175,642
Net Deferred Fees, Costs and Discounts	46,379		45,758		46,377
Sub-Total	1,223,121		1,318,765		1,349,174
	$10,654,425		$10,882,622		$11,107,042

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,628,508	52.8%	$5,652,365	51.9%	$5,636,013	50.7%
Construction	656,287	6.2	763,742	7.0	820,969	7.4
Construction - Custom	265,722	2.5	273,520	2.5	288,162	2.6
Land - Acquisition & Development	103,414	1.0	97,587	0.9	104,426	0.9
Land - Consumer Lot Loans	98,592	0.9	101,265	0.9	101,666	0.9
Multi-Family	1,250,730	11.7	1,290,640	11.9	1,300,179	11.7
Commercial Real Estate	1,327,530	12.5	1,416,188	13.0	1,418,364	12.8
Commercial & Industrial	1,082,486	10.2	1,060,304	9.7	1,086,533	9.8
HELOC	147,012	1.4	143,381	1.3	135,623	1.2
Consumer	94,144	0.9	83,630	0.8	215,107	1.9
	$10,654,425	100%	$10,882,622	100%	$11,107,042	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2017
($ in Thousands)

	As of 06/30/17			As of 09/30/17			As of 12/31/17
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,199,590	48.9%	81	$5,383,764	49.7%	81	$5,605,233	50.9%	81
Idaho	768,049	7.2	24	786,974	7.3	24	771,350	7.0	24
Oregon	1,939,619	18.2	47	1,964,490	18.1	47	1,947,171	17.7	47
Utah	270,224	2.5	10	267,717	2.5	10	263,405	2.4	10
Nevada	328,121	3.1	11	326,436	3.0	11	331,423	3.0	11
Texas	96,264	0.9	5	97,670	0.9	6	97,108	0.9	6
Arizona	1,177,997	11.1	31	1,164,743	10.7	31	1,155,381	10.5	31
New Mexico	854,414	8.0	27	843,214	7.8	27	830,508	7.5	27
Total	$10,634,278	100%	236	$10,835,008	100%	237	$11,001,579	100%	237

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,195,152	11.2%		$1,258,274	11.6%		$1,299,602	11.8%
NOW (interest)	1,703,994	16.0		1,760,821	16.3		1,848,594	16.8
Savings	871,257	8.2		888,881	8.2		894,879	8.1
Money Market	2,433,547	22.9		2,453,182	22.6		2,439,537	22.2
Time Deposits	4,430,328	41.7		4,473,850	41.3		4,518,967	41.1
Total	$10,634,278	100%		$10,835,008	100%		$11,001,579	100%

Deposits greater than $250,000 - EOP	$2,524,536			$2,674,914			$2,857,838

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$879,213	0.65%		$668,177	0.65%		$730,975	0.74%
From 4 to 6 months	649,962	0.67%		714,935	0.76%		871,822	0.83%
From 7 to 9 months	450,756	0.83%		653,760	0.85%		525,594	0.98%
From 10 to 12 months	625,472	0.87%		471,057	0.98%		677,959	1.08%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$32,613	57.8%		$27,930	56.3%		$26,219	57.6%
Construction	—	—		—	—		364	0.8
Construction - Custom	536	1.0		91	0.2		—	—
Land - Acquisition & Development	71	0.1		296	0.6		1,326	2.9
Land - Consumer Lot Loans	1,066	1.9		605	1.2		976	2.1
Multi-Family	682	1.2		139	0.3		250	0.5
Commercial Real Estate	12,983	23.0		11,815	23.8		8,241	18.1
Commercial & Industrial	8,254	14.6		8,082	16.3		7,596	16.7
HELOC	181	0.3		531	1.1		476	1.0
Consumer	22	—		91	0.2		72	0.2
Total non-accrual loans	56,408	100%		49,580	100%		45,520	100%
Real Estate Owned	19,112			20,658			17,928
Total non-performing assets	$75,520			$70,238			$63,448

Non-accrual loans as % of total net loans	0.53%			0.46%			0.41%
Non-performing assets as % of total assets	0.50%			0.46%			0.41%

Washington Federal, Inc.
Fact Sheet
December 31, 2017
($ in Thousands)

	As of 06/30/17		As of 09/30/17		As of 12/31/17
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$196,575	87.9%	$181,941	87.7%	$170,601	85.7%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	190	0.1	90	—	—	—
Land - Consumer Lot Loans	8,878	4.0	7,949	3.8	7,405	3.7
Multi-Family	497	0.2	493	0.2	480	0.2
Commercial Real Estate	15,907	7.1	15,079	7.3	11,910	6.0
Commercial & Industrial	—	—	—	—	7,256	3.6
HELOC	1,409	0.6	1,728	0.8	1,432	0.7
Consumer	102	—	97	—	91	—
Total restructured loans	$223,558	100%	$207,377	100%	$199,175	100%

Restructured loans were as follows:
Performing	$215,178	96.3%	$202,272	97.5%	$194,359	97.6%
Non-performing (c)	8,380	3.7	5,105	2.5	4,816	2.4
Total restructured loans	$223,558	100%	$207,377	100%	$199,175	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$186	0.01%	$267	0.02%	$340	0.02%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	13	0.01	50	0.03
Land - Acquisition & Development	(863)	(2.89)	(1,729)	(5.56)	(3,372)	(9.85)
Land - Consumer Lot Loans	(118)	(0.46)	(113)	(0.43)	47	0.18
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(164)	(0.05)	—	—	—	—
Commercial & Industrial	(154)	(0.06)	(727)	(0.27)	61	0.02
HELOC	(1)	—	(19)	(0.05)	—	—
Consumer	(138)	(0.58)	(236)	(1.11)	(208)	(0.38)
Total net charge-offs (recoveries)	$(1,252)	(0.04)%	$(2,544)	(0.08)%	$(3,082)	(0.10)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
One Year GAP		(15.8)%		(15.7)%		(12.9)%
NPV post 200 bps shock (e)		14.5%		14.6%		14.2%
Change in NII after 200 bps shock (e)		2.0%		3.0%		1.3%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
December 31, 2017
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2017
Average Balance Sheet
($ in Thousands)

	June 30, 2017			September 30, 2017			December 31, 2017
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$10,579,593	$117,457	4.45%	$10,747,453	$122,197	4.51%	$10,984,886	$124,511	4.50%
Mortgage-backed securities	2,551,598	15,992	2.51	2,493,604	15,605	2.48	2,521,407	16,899	2.66
Cash & investments	627,197	3,373	2.16	604,198	3,500	2.30	559,370	3,273	2.32
FHLB & FRB Stock	124,968	894	2.87	122,620	938	3.03	126,229	1,097	3.45

Total interest-earning assets	13,883,356	137,716	3.98%	13,967,875	142,240	4.04%	14,191,892	145,780	4.08%
Other assets	1,142,899			1,144,200			1,149,607
Total assets	$15,026,255			$15,112,075			$15,341,499

Liabilities and Equity
Customer accounts	$10,567,710	12,764	0.48%	$10,704,066	13,850	0.51%	$10,850,742	14,638	0.54%
FHLB advances	2,274,451	16,337	2.88	2,214,674	15,958	2.86	2,305,978	15,407	2.65
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,842,161	29,101	0.91%	12,918,740	29,808	0.92%	13,156,720	30,045	0.91%
Other liabilities	155,460			183,542			168,382
Total liabilities	12,997,621			13,102,282			13,325,102
Stockholders’ equity	2,028,634			2,009,793			2,016,397
Total liabilities and equity	$15,026,255			$15,112,075			$15,341,499

Net interest income		$108,615			$112,432			$115,735

Net interest margin (1)			3.13%			3.22%			3.26%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2017
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

December 31, 2017
Single-Family Residential	25,325	225	$5,692,045	51	35	104	190	0.75%	$36,172	0.64%
Construction	675	1,262	852,164	1	3	4	8	1.19	4,371	0.51
Construction - Custom	1,241	235	292,255	—	—	—	—	—	—	—
Land - Acquisition & Development	122	920	112,260	—	—	4	4	3.28	1,242	1.11
Land - Consumer Lot Loans	1,209	87	104,996	2	1	10	13	1.08	750	0.71
Multi-Family	1,122	1,170	1,312,673	—	—	2	2	0.18	250	0.02
Commercial Real Estate	925	1,553	1,436,508	2	—	6	8	0.86	444	0.03
Commercial & Industrial	1,849	606	1,120,707	7	2	23	32	1.73	3,467	0.31
HELOC	2,859	48	136,995	8	4	17	29	1.01	991	0.72
Consumer	3,847	57	219,971	43	15	107	165	4.29	567	0.26
	39,174	288	$11,280,574	114	60	277	451	1.15%	$48,254	0.43%

September 30, 2017
Single-Family Residential	25,556	223	$5,709,690	64	29	109	202	0.79%	$37,757	0.66%
Construction	715	1,110	793,959	—	—	—	—	—	—	—
Construction - Custom	1,292	215	277,599	—	—	1	1	0.08	91	0.03
Land - Acquisition & Development	122	859	104,856	—	—	4	4	3.28	330	0.31
Land - Consumer Lot Loans	1,201	87	104,335	3	6	5	14	1.17	946	0.91
Multi-Family	1,135	1,148	1,303,119	2	1	3	6	0.53	399	0.03
Commercial Real Estate	931	1,541	1,434,610	2	—	8	10	1.07	2,558	0.18
Commercial & Industrial	1,820	601	1,093,360	—	2	20	22	1.21	625	0.06
HELOC	2,877	50	144,850	6	4	15	25	0.87	876	0.60
Consumer	4,039	21	85,075	50	24	103	177	4.38	431	0.51
	39,688	278	$11,051,453	127	66	268	461	1.16%	$44,013	0.40%

June 30, 2017
Single-Family Residential	25,779	221	$5,687,169	68	36	123	227	0.88%	$44,653	0.79%
Construction	624	1,095	683,273	—	1	—	1	0.16	686	0.10
Construction - Custom	1,218	221	269,612	—	—	2	2	0.16	536	0.20
Land - Acquisition & Development	118	941	111,057	—	—	4	4	3.39	123	0.11
Land - Consumer Lot Loans	1,187	86	101,584	1	2	6	9	0.76	615	0.61
Multi-Family	964	1,310	1,263,143	1	1	2	4	0.41	329	0.03
Commercial Real Estate	1,073	1,254	1,345,986	2	3	9	14	1.30	2,911	0.22
Commercial & Industrial	1,816	615	1,116,854	3	1	23	27	1.49	2,673	0.24
HELOC	2,914	51	148,581	14	7	6	27	0.93	1,491	1.00
Consumer	4,275	22	95,774	51	18	97	166	3.88	384	0.40
	39,968	271	$10,823,033	140	69	272	481	1.20%	$54,401	0.50%